UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2014

IMPRIMIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35814	45-0567010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12264 El Camino Real, Suite 350
San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 704-4040

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 26, 2014, Imprimis Pharmaceuticals, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) to acquire all of the outstanding capital stock of South Coast Specialty Compounding, Inc. D/B/A Park Compounding (“Park”) from its owners (the “Sellers”). Park is a compounding pharmacy accredited by the Pharmacy Compounding Accreditation Board and is located in Irvine, California. The Purchase Agreement contains customary representations, warranties, covenants and indemnities by the parties thereto, and the closing of the transaction contemplated by the Purchase Agreement is subject to the satisfaction of certain customary closing conditions as described therein. The acquisition is expected to close on or about January 1, 2015, subject to the satisfaction or waiver of all closing conditions, including the Company’s entry into employment arrangements with the Sellers. The Purchase Agreement may be terminated at any time prior to the closing of the acquisition thereunder by, among other things, mutual agreement of the Sellers and the Company or, subject to certain exceptions, by either the Sellers or the Company if the acquisition has not closed on or prior to February 28, 2015.

Under the terms of the Purchase Agreement, the Company is obligated, upon the closing of the acquisition, to pay to the Sellers an aggregate cash purchase price of $3,000,000, subject to adjustment based on the final calculation of Park’s working capital and certain other financial information, and to issue to the Sellers shares of its restricted common stock valued at $500,000 based on the average closing price of the common stock for the ten (10) trading days preceding the closing date of the acquisition. In addition, the Company is obligated to make twelve (12) quarterly cash payments to the Sellers of $53,125 each over the three years following the closing of the acquisition, totaling $637,500; provided that the Sellers will have the option to receive the last six (6) of such payments, totaling up to an aggregate of $318,750, in the form of such number of shares of the Company’s restricted common stock determined based on the average closing price of the common stock for the ten (10) trading days preceding the closing date of the acquisition.

The above description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement. The representations and warranties contained in the Purchase Agreement were made only for the purposes of the agreement as of specific dates and may have been qualified by certain disclosures between the parties and a contractual standard of materiality different from those generally applicable to stockholders, among other limitations. The representations and warranties were made for the purposes of allocating contractual risk between the parties to the Purchase Agreement and should not be relied upon as a disclosure of factual information relating to the Company or Park. The Purchase Agreement is filed as Exhibit 2.1 hereto and incorporated herein by reference. A copy of the Company’s press release announcing the execution of the Purchase Agreement is furnished as Exhibit 99.1 hereto.

Item 3.02 Unregistered Sales of Equity Securities.

The description set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

The sale and issuance of the Company’s common stock to be issued pursuant to the terms of the Purchase Agreement (the “Securities”) have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Securities have been and will be sold and issued in reliance upon exemptions from registration afforded by Section 4(a)(2) of the Securities Act based on the following facts: each of the recipients of the Securities has represented that it is an accredited investor as defined in Rule 501 promulgated under the Securities Act and that it has acquired or will acquire the Securities for its own account with the present intention of holding the Securities for investment purposes and not with a view to, or for sale in connection with, any distribution of the Securities in violation of any federal or state securities laws; the Company used no advertising or general solicitation in connection with the issuance and sale of the Securities; and the Securities have been and will be issued as restricted securities. The Securities may not be offered or sold in the United States absent registration under or exemption from the Securities Act and any applicable state securities laws. This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy the Securities.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

2.1	Stock Purchase Agreement, dated as of November 26, 2014 between Dennis Saadeh and Tina Sulic-Saadeh (as Sellers) and Imprimis Pharmaceuticals, Inc.*

99.1	Press release issued by Imprimis Pharmaceuticals, Inc. dated December 2, 2014

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K, including the exhibits filed with this Form 8-K, contains certain forward-looking statements regarding the proposed transaction between the Company and the Sellers. Actual events or results may differ materially from those contained in these forward-looking statements. Among the important factors that could cause future events or results to vary from those addressed in the forward-looking statements include, without limitation, risks and uncertainties arising from the possibility that the closing of the transaction may be delayed or may not occur; difficulties with the integration process or the realization of the expected benefits of the transaction; and general regulatory developments impacting compounding pharmacies, outsourcing facilities and the pharmaceutical industry. In addition, please refer to the documents that the Company files with the Securities and Exchange Commission on Forms 10-K, 10-Q and 8-K, which identify and address other important factors that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this Form 8-K and in the Company’s other filings. The Company is under no duty to update any of the forward-looking statements after the date of this Form 8-K to conform to actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPRIMIS PHARMACEUTICALS, INC.

Dated: December 2, 2014	By:	/s/ Andrew R. Boll
	Name:	Andrew R. Boll
	Title:	Vice President, Accounting and Public Reporting

EXHIBIT INDEX

Exhibit	Description

2.1	Stock Purchase Agreement, dated as of November 26, 2014 between Dennis Saadeh and Tina Sulic-Saadeh (as Sellers) and Imprimis Pharmaceuticals, Inc.

99.1	Press release issued by Imprimis Pharmaceuticals, Inc. dated December 2, 2014